                               EXE TECHNOLOGIES, INC.
                         1997 INCENTIVE AND NON-QUALIFIED
                                 STOCK OPTION PLAN

                          AS AMENDED AND RESTATED JULY 2000

                                 TABLE OF CONTENTS



                                                                           PAGE
                                                                           ----
Section 1.  NAME AND PURPOSES . . . . . . . . . . . . . . . . . . . . . . . 1

Section 2.  DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . 1

Section 3.  ADMINISTRATION. . . . . . . . . . . . . . . . . . . . . . . . . 4

Section 4.  ELIGIBILITY . . . . . . . . . . . . . . . . . . . . . . . . . . 6

Section 5.  STOCK SUBJECT TO THE PLAN . . . . . . . . . . . . . . . . . . . 7

Section 6.  TERMS AND CONDITIONS OF OPTIONS . . . . . . . . . . . . . . . . 7

Section 7.  FAIR MARKET VALUE OF COMMON STOCK . . . . . . . . . . . . . . . 10

Section 8.  ADJUSTMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . 11

Section 9.  RIGHTS AS A STOCKHOLDER . . . . . . . . . . . . . . . . . . . . 11

Section 10.  FORFEITURE . . . . . . . . . . . . . . . . . . . . . . . . . . 12

Section 11.  TIME OF GRANTING OPTIONS . . . . . . . . . . . . . . . . . . . 12

Section 12.  MODIFICATION, EXTENSION, RENEWAL OF OPTION . . . . . . . . . . 12

Section 13.  TRANSFERABILITY. . . . . . . . . . . . . . . . . . . . . . . . 12

Section 14.  POWER OF BOARD IF CHANGE OF CONTROL. . . . . . . . . . . . . . 13

Section 15.  AMENDMENT OR TERMINATION OF THE PLAN . . . . . . . . . . . . . 13

Section 16.  APPLICATION OF FUNDS . . . . . . . . . . . . . . . . . . . . . 14

Section 17.  NO OBLIGATION TO EXERCISE OPTION . . . . . . . . . . . . . . . 14

Section 18.  APPROVAL OF STOCKHOLDERS . . . . . . . . . . . . . . . . . . . 14

Section 19.  CONDITIONS UPON ISSUANCE OF SHARES . . . . . . . . . . . . . . 14

                                       i


Section 20.  RESERVATION OF SHARES. . . . . . . . . . . . . . . . . . . . . 15

Section 21.  OTHER AGREEMENTS . . . . . . . . . . . . . . . . . . . . . . . 15

Section 22.  TAXES, FEES, EXPENSES AND WITHHOLDING. . . . . . . . . . . . . 15

Section 23.  NOTICES. . . . . . . . . . . . . . . . . . . . . . . . . . . . 16

Section 24.  NO ENLARGEMENT OF EMPLOYEE RIGHTS. . . . . . . . . . . . . . . 16

Section 25.  INFORMATION TO OPTIONEES . . . . . . . . . . . . . . . . . . . 16

Section 26.  AVAILABILITY OF PLAN . . . . . . . . . . . . . . . . . . . . . 17

Section 27.  INVALID PROVISIONS . . . . . . . . . . . . . . . . . . . . . . 17

Section 28.  APPLICABLE LAW . . . . . . . . . . . . . . . . . . . . . . . . 17

Section 29.  BOARD ACTION . . . . . . . . . . . . . . . . . . . . . . . . . 17

Section 30.  MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . 17

INCENTIVE STOCK OPTION AGREEMENT. . . . . . . . . . . . . . . . . . . . . . 1

NON-QUALIFIED STOCK OPTION AGREEMENT. . . . . . . . . . . . . . . . . . . . 1

STOCK PURCHASE AND RESTRICTION AGREEMENT. . . . . . . . . . . . . . . . . . 1


                               EXE TECHNOLOGIES, INC.
                          1997 INCENTIVE AND NON-QUALIFIED
                                 STOCK OPTION PLAN


       Section 1.  NAME AND PURPOSES of the Plan.

       (a) NAME. The Plan will be known as the EXE Technologies, Inc. 1997 Incentive and Non-Qualified Stock Option Plan.

       (b) PURPOSES. The purpose of the Plan is to provide key Employees and Consultants with an opportunity to share in the capital appreciation of the Common Stock of the Company. The Options granted pursuant to the Plan are intended to constitute either Incentive Stock Options or Non-Qualified Stock Options, as determined by the Administrator of the Plan at the time of grant.

       Section 2. DEFINITIONS. As used herein, the following definitions shall apply:

       (a) "ADMINISTRATOR" shall be the Board or a Committee appointed by the Board pursuant to Section 3 of the Plan, which shall administer the Plan.

       (b) "AFFILIATE" shall mean, whether now or hereafter existing, a person or entity that directly, or indirectly controls or is controlled by, or is under common control with, the Company, except that when used in connection with an Incentive Stock Option, "Affiliate" shall mean a Subsidiary.

       (c) "BOARD" shall mean the Board of Directors of the Company, as constituted from time to time.

       (d) "CHANGE OF CONTROL" shall mean the happening of an event (excluding a Public Offering) that shall be deemed to have occurred upon the earliest to occur of the following events: (i) the date the stockholders of the Company (or the Board, if stockholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated; (ii) the date the stockholders of the Company (or the Board, if stockholder action is not required) approve a definitive agreement to sell or otherwise dispose of all or substantially all of the assets of the Company;
(iii) the date the stockholders of the Company (or the Board, if stockholder action is not required) and the stockholders of the other constituent corporations (or their respective boards of directors, if and to the extent that stockholder action is not required) have approved a definitive agreement to merge or consolidate the Company with or into another corporation, other than, in either case, a merger or consolidation of the Company in which holders of shares of the Company's voting capital stock immediately prior to the merger or consolidation will have at least fifty percent (50%) of the ownership of voting capital stock of the surviving corporation immediately after the merger or consolidation (on a fully diluted basis), which voting capital stock is to be held by each such holder in the same or substantially similar proportion (on a fully diluted basis) as such holder's ownership of voting capital stock of the Company immediately before the merger or consolidation; (iv) the date any entity, person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), other than (A) the Company, (B) any of its Subsidiaries, (C) any of the holders of the capital stock of the Company, as determined on the date that this Plan is adopted by the Board, (D) any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries or (E) any Affiliate of any of the foregoing, shall have acquired beneficial ownership of, or shall have acquired voting control over more than fifty percent (50%) of the outstanding shares of the Company's voting capital stock (on a fully diluted basis), unless the transaction pursuant to which such person, entity or group acquired such beneficial ownership or control resulted from the original issuance by the Company of shares of its voting capital stock and was approved by at least a majority of directors who shall have been members of the Board for at least twelve (12) months prior to the date of such approval; (v) the first day after the date of this Plan when directors are elected such that there shall have been a change in the composition of the Board such that a majority of the Board shall have been members of the Board for less than twelve (12) months, unless the nomination for election of each new director who was not a director at the beginning of such twelve (12) month period was approved by a vote of at least sixty percent (60%) of the directors then still in office who were directors at the beginning of such period; or (vi) the date upon which the Board determines (in its sole discretion) that based on then current available information, the events described in clause (iv) are reasonably likely to occur.

       (e) "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

       (f) "COMMITTEE" shall mean a Committee appointed by the Board in accordance with Section 3(a) of the Plan, if one is appointed, in which event the Committee or Committees, as the case may be, shall possess the power and authority of the Board with respect to the Plan as set forth in Section 3(b) of the Plan.

       (g) "COMMON STOCK" shall mean, as applicable, (i) the Class B Common Stock, $.01 par value per share, of the Company, or in the event of the conversion of the Class B Common Stock, any shares of the Class A Common Stock $.01, par value per share, of the Company issued or issuable upon conversion of the Class B Common Stock or (ii) the Class A Common Stock, $.01 par value per share, of the Company.

       (h) "COMPANY" shall mean EXE Technologies, Inc., a Delaware corporation, and any successor in interest that agrees to assume and maintain the Plan.

       (i) "CONSULTANT" shall mean any person associated with the Company who is engaged by the Company to render services and is compensated by the Company for such services, including but not limited to, an advisor or independent contractor, but excluding any director who is not an Employee.

       (j) "DISABILITY" or "DISABLED" with respect to an Optionee shall mean (i) when the Optionee is determined to be disabled within the meaning of any long-term disability policy or program sponsored by the Company covering the Optionee, as in effect as of the date of such determination, or (ii) if no such policy or program shall be in effect, when the Optionee is unable to engage in any substantial gainful activity by reason of a physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months. The determination of whether an Optionee is Disabled pursuant to subparagraph (ii) shall be determined by the Board of Directors, whose determination shall be conclusive; provided that, (A) if an Optionee is bound by the terms of an Executive Employment Agreement between the Optionee and the Company, then whether the Optionee is "Disabled" for purposes of the Plan shall be determined in accordance with the procedures set forth in said Employment Agreement, if such procedures are therein provided; and (B) an Optionee bound by such an Employment Agreement shall not be determined to be Disabled under the Plan any earlier than he or she would be determined to be disabled under his or her Employment Agreement.

       (k) "EMPLOYEE" shall mean any person employed by the Company or any Subsidiary of the Company.

       (l) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

       (m) "FAIR MARKET VALUE" shall mean, as of any date, the fair market value of a share of Common Stock as determined pursuant to Section 7 hereof.

       (n) "INCENTIVE STOCK OPTION" shall mean any Option that is intended to be and is designated as an incentive stock option within the meaning of
Section 422 of the Code.

       (o) "NON-EMPLOYEE DIRECTOR" shall have the meaning set forth in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission; provided, however, that the Administrator may, to the extent the Administrator deems it necessary or desirable to comply with
Section 162(m) of the Code and applicable regulations thereunder, ensure that each Non-Employee Director also qualifies as an "outside director" as that term is defined in the regulations under Section 162(m) of the Code.

       (p) "NON-QUALIFIED STOCK OPTION" shall mean any Option that is not intended to qualify as an Incentive Stock Option.

       (q) "OPTION" shall mean an Incentive Stock Option or a Non-Qualified Stock Option, as the case may be, granted pursuant to the Plan.

       (r) "OPTION AGREEMENT" shall mean the written agreement by and between the Company and an Optionee under which Optionee may purchase the Shares pursuant to the exercise of an Option.

       (s) "OPTIONEE" shall mean an Employee or Consultant to whom an Option is granted.

       (t) "PLAN" shall mean this EXE Technologies, Inc. 1997 Incentive and Non-Qualified Stock Option Plan, as amended from time to time.

       (u) "PUBLIC OFFERING" shall mean the consummation of a firm commitment underwritten public offering of equity securities of the Company registered under the Securities Act.

       (v) "SALE OF THE COMPANY" shall mean the earliest of: (i) the closing of a sale, transfer or other disposition of all or substantially all of the shares of the capital stock then outstanding of the Company (except if such transferee is then an Affiliate); (ii) the closing of a sale, transfer or other disposition of all or substantially all of the assets of the Company (except if such transferee is then an Affiliate); or (iii) the merger or consolidation of the Company with or into another corporation (except an Affiliate), other than a merger or consolidation of the Company in which the holders of shares of the Company's voting capital stock outstanding immediately before such merger or consolidation hold greater than fifty percent (50%) of the surviving entity's voting capital stock after such consolidation or merger.

       (w) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

       (x) "SHARE" or "SHARES" shall mean a share or shares of Common Stock, as adjusted in accordance with Section 8 of the Plan, that is allocated to the Plan.

       (y) "STOCK PURCHASE AND RESTRICTION AGREEMENT" shall mean an agreement in such form or forms as the Board (subject to the terms and conditions of this Plan) may from time to time approve, which an Optionee shall be required to execute as a condition of purchasing Shares upon the exercise of an Option.

       (z) "SUBSIDIARY" shall mean, whether now or hereafter existing, a subsidiary or parent corporation of the Company as such term is defined in Sections 424(e), (f) and (g) of the Code.

       (aa) "VESTED AMOUNT" shall mean, with respect to each Option, a percentage of the shares for which the Option has become exercisable (subject to the further terms of the Plan) by application of the schedule set forth in
Section 4(b).

       Section 3.  ADMINISTRATION.

       (a) PROCEDURE. The Plan shall be administered by the Board and/or by one or more Committees, each of which shall consist of not less than two (2) persons appointed by the Board. In the event the Company has a class of equity securities registered under the Exchange Act, the

Board shall administer the Plan; provided that it may appoint one or more Committees in accordance with Section 3(b).

       (b) COMMITTEES. If one or more Committees are appointed by the Board, then the Committees shall possess the power and authority of the Board in administering the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe, which conditions may state that the Committee shall have administrative authority with respect to only a prescribed group of individuals eligible for Options under the Plan.

              Members of a Committee shall be members of the Board and shall serve for such period of time as the Board may determine. From time to time, the Board may increase the size of a Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of a Committee and thereafter directly administer the Plan. Notwithstanding the foregoing, in the event the Company has a class of equity securities registered under the Exchange Act, any Committee that grants Options to individuals who are covered employees pursuant to section 162(m) of the Code and the regulations thereunder, and/or to individuals who are directors, officers or principal stockholders as determined pursuant to Section 16 of the Exchange Act, shall be composed solely of two (2) or more Non-Employee Directors.

       (c) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan (and, in the case of the Committee, the specific duties delegated by the Board to such Committee), the Administrator shall have the authority, in its sole discretion:

              (1) to determine whether and to what extent Options are granted hereunder;

              (2) to determine the Fair Market Value of the Common Stock based upon review of relevant information and in accordance with Section 7 of the Plan;

              (3) to determine the exercise price of the Options in accordance with Section 6(b) of the Plan;

              (4) to select the Optionees to whom Options may from time to time be granted;

              (5) to determine the number of Shares to be subject to each Option granted hereunder;

              (6) to prescribe, amend and rescind rules and regulations relating to the Plan;

              (7) to determine the terms and provisions of each Option granted under the Plan, each Option Agreement and each other agreement that in the sole discretion of the Administrator may be required (all of which agreements need not be identical with the terms of other Options, Option Agreements or other agreements);

              (8) to determine the circumstances under which the vesting or exercise date of an Option will be accelerated;

              (9) to interpret the Plan or any agreement entered into with respect to the grant or exercise of Options;

              (10) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board or to take such other actions as may be necessary or appropriate with respect to the Company's rights pursuant to Options or agreements relating to the granting or exercise thereof;

              (11) to determine whether and under what circumstances an Option may be exercised without a payment of cash under Section 6(c) hereof;

              (12) to terminate the Plan in the event of a Change of Control; and

              (13) to make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan.

       (d) EFFECT OF THE ADMINISTRATOR'S DECISION. All decisions, determinations and interpretations of the Administrator pursuant to the provisions of the Plan shall be final and binding on all Optionees and any other holders of Options.

       (e) LIMITATION OF LIABILITY. Notwithstanding anything herein to the contrary, no member of the Board or the Committee shall be liable for any good faith determination, act or failure to act in connection with the Plan or any Option awarded hereunder.

       Section 4.  ELIGIBILITY.

       (a) ELIGIBLE PERSONS. Options may be granted at any time and from time to time to any Employee or Consultant who shall be selected by the Administrator. Any grant of Options may include or exclude any Employee or Consultant as the Administrator shall determine in its sole discretion. Consultants who are not also Employees of the Company are eligible to be granted Non-Qualified Stock Options under the Plan but are not eligible to be granted Incentive Stock Options under the Plan.

       (b) VESTING AND EXERCISABILITY OF OPTIONS. Subject to the provisions of Section 6 hereof and except to the extent the Board provides otherwise, each Option shall vest as follows: 25% of the Option shall vest on the first anniversary of the date of grant, and an additional 25% shall vest on each of the second, third, and fourth anniversaries of the date of grant.

       The Administrator may, but need not, determine that the Vested Amount of each Option shall be exercisable only upon the earlier to occur of: (i) the consummation of a Public Offering; or (ii) the consummation of a Sale of the Company. The unvested portion of each Option may not be exercised.

       (c) EFFECT UPON ENGAGEMENT. The Plan will not confer upon any Optionee any right with respect to the continuation of any employment, consulting or any other relationship with the Company nor will it interfere in any way with such Optionee's right or the Company's right to terminate that Optionee's employment, consulting or other relationship with the Company at any time, whether with or without cause.

       Section 5.  STOCK SUBJECT TO THE PLAN.

       (a) MAXIMUM NUMBER OF SHARES. Subject to the provisions of Section 8 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is Twelve Million (12,000,000) Shares. The Shares may be authorized, but unissued or reacquired, Common Stock. In the event the Company has a class of equity securities registered under the Exchange Act, the maximum number of Shares with respect to which Options may be granted under the Plan to any Employee during any calendar year is One Million (1,000,000) Shares.

       (b) RETURN OF SHARES TO THE PLAN. If an Option expires, is terminated or become unexercisable for any reason without having been exercised in full, then the unpurchased Shares subject thereto shall, unless the Plan shall have been terminated, return to the Plan and become available for future grant under the Plan.

       Section 6.  TERMS AND CONDITIONS OF OPTIONS.

       Each Option granted under the Plan shall be authorized by the Board and shall be evidenced by an Option Agreement, which shall state or incorporate by reference all other terms and conditions of the Plan including, without limitation, the following terms and conditions:

       (a) NUMBER OF SHARES. The Option Agreement shall state the number of Shares subject to the Option.

       (b) OPTION EXERCISE PRICE. The per Share exercise price for the Shares to be issued pursuant to the exercise of an Incentive Stock Option shall be stated in the Option Agreement and shall be no less than the Fair Market Value per share of the Common Stock on the date such Option is granted, without regard to any restriction other than a restriction that by its terms will never lapse; provided, however, that any Incentive Stock Option granted under this Plan to an Employee who, at the time such Option is granted, owns more than ten percent (10%) of the current total combined voting power of all classes of the capital stock of the Company, shall have an exercise price per Share of not less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date such Option is granted. The per Share exercise price for the Shares to be issued pursuant to the exercise of a Non-Qualified Stock Option shall be stated in the Option Agreement and shall be determined by the Administrator but shall be at least $.01 per Share.

       (c) CONSIDERATION. The consideration to be paid for the Shares to be issued upon the exercise of an Option, including the method of payment, shall be determined by the Administrator and may consist entirely of: (i) cash; (ii) check; or (iii) such other consideration and method of payment as the Administrator may from time to time determine. In making its determination as to the type of consideration to accept, the Administrator shall consider if the acceptance of such consideration may be reasonably expected to benefit the Company.

       (d) FORM OF OPTION. The Option Agreement shall state whether the Option granted thereunder is intended to be an Incentive Stock Option or a Non-Qualified Stock Option and shall, subject to the terms of the Option Agreement, constitute a binding determination as to the form of Option granted thereunder.

       (e)    EXERCISE OF AN OPTION.

              (1) Unless otherwise provided by the Board, the Vested Amount of any Option granted hereunder shall be exercisable, in whole or in part, at such times and under such further conditions as may be determined by the Board and as set forth in the Option Agreement.

              (2)    An Option may not be exercised for a fraction of a Share.

              (3) An Option may not be exercised after the date of expiration of its term as shall be set forth in the Option Agreement.

              (4) An Option shall be deemed to have been exercised when written notice of such exercise has been received by the Company at its principal executive office in accordance with the terms of the Option Agreement by the person entitled to exercise the Option, and full payment for the Shares with respect to which the Option is to be exercised has been received by the Company, accompanied by an executed Stock Purchase and Restriction Agreement and any other agreements required by the Administrator or the terms of the Plan and/or Option Agreement. An Optionee shall have no right to vote or receive dividends and shall have no other rights as a stockholder with respect to the Shares, notwithstanding the exercise of the Option, until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock Certificate evidencing such Shares. No adjustment shall be made for a dividend or other right for which the record date is prior to the date a stock Certificate with respect to the Shares is issued.

              (5) As soon as practicable after the proper exercise of an Option in accordance with the provisions of the Plan, the Company shall, without transfer or issue tax to the Optionee, deliver to the Optionee at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Optionee, a Certificate or Certificates representing the Shares for which the Option shall have been exercised. The time of issuance and delivery of the Certificate(s) representing the Shares for which the Option shall have been exercised may be postponed by the Company for such period as may be required by the Company, with reasonable diligence, to comply with any applicable listing requirements of any national or regional securities exchange or any law or regulation applicable to the issuance or delivery of such Shares.

              (6) The exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available both for purposes of the Plan and for sale under the Option by the number of Shares as to which the Option is exercised.

       (f)    TERMINATION OF OPTIONS.

              (1) TERMINATION IN GENERAL. Unless sooner terminated as provided in this Plan, each Option shall be exercisable for the period of time as shall be determined by the Administrator and set forth in the Option Agreement and shall be void and unexercisable thereafter.

              (2) TERMINATION OF RELATIONSHIP WITH THE COMPANY. Unless sooner terminated as provided in this Plan, in the event of the termination of an Optionee's employment or consulting relationship with the Company (as the case may be) for any reason other than the death or Disability of the Optionee, such Optionee may, within three (3) months (or such other period of time as is determined by the Board) from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option up to the Vested Amount as of the date of termination, but only to the extent that the Optionee was entitled to exercise the Option on the date of such termination. To the extent the Optionee was not entitled to exercise the Option on the date of such termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option will terminate.

              (3) DEATH OR DISABILITY. Unless sooner terminated as provided in this Plan, in the event of the death or Disability of an Optionee while employed or engaged by the Company (as the case may be), Options held by such Optionee that are exercisable on the date of Disability or death shall be exercisable up to the Vested Amount as of the date of Disability or death for a period of twelve (12) months commencing on the date of the Optionee's Disability or death. Such Options may be exercisable by the Optionee or his or her legal guardian or representative or, in the case of death, by his or her executor(s) or administrator(s); provided, however, if such disabled Optionee shall commence any employment or engagement during such twelve (12) month period with or by a competitor of the Company (including, but not limited to, full or part-time employment or independent consulting work), as determined solely in the judgment of the Administrator, then all Options held by such Optionee that have not yet been exercised shall terminate immediately upon the commencement thereof.

              (4) AGREEMENT TO TERMINATE. Options may be terminated at any time by agreement between the Company and the Optionee.

       (g)    OTHER PROVISIONS.

              (1) Notwithstanding any provision in this Plan or an Option Agreement to the contrary, no Option granted to any Optionee under this Plan shall be treated as an Incentive Stock Option to the extent that such Option would cause the aggregate Fair Market Value of all Shares with respect to which Incentive Stock Options are exercisable by such Optionee for the first time during any calendar year (determined as of the date of grant of each such Option) to exceed $100,000. For purposes of determining whether an Incentive Stock Option granted to an Optionee would cause the aggregate Fair Market Value to exceed the $100,000 limitation, such Incentive Stock Options shall be taken into account in the order granted. For purposes of this subsection, Incentive Stock Options granted to an Optionee shall include all incentive stock options under all plans of the Company that are incentive stock option plans within the meaning of Section 422 of the Code. Options may be exercised in any order elected by the Optionee, whether or not the Optionee holds any unexercised Options under this Plan or any other plan of the Company.

              (2) Notwithstanding any other provision of this Plan or an Option Agreement to the contrary, no Option shall be (A) granted under this Plan after ten (10) years from the date on which this Plan is adopted by the Board, or (B) exercisable more than ten (10) years from the date of grant; provided that if an Incentive Stock Option shall be granted under this Plan to any Employee who, at the time of the grant of such Option, owns stock possessing more than ten percent (10%) of the total combined voting power for all classes of the Company's capital stock, the foregoing clause (B) shall be deemed modified by substituting the term "five (5) years" for the term "ten (10) years" that appears therein.

       Section 7.  FAIR MARKET VALUE OF COMMON STOCK.

       The Fair Market Value of a Share of Common Stock, as of any date, shall be determined as follows:

       (a) If the Shares of Common Stock are listed on a national or regional securities exchange or traded through NASDAQ/NMS, then the Fair Market Value of a share of Common Stock shall be the closing price for a share of Common Stock on the exchange or on NASDAQ/NMS, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable on the relevant valuation date, or if there is no trading on that date, on the next trading date.

       (b) If the Shares of Common Stock are traded in the over-the-counter market, then the Fair Market Value of a share of Common Stock shall be the mean of the bid and asked prices for a share of Common Stock on the relevant valuation date as reported in THE WALL STREET JOURNAL or other source the Administrator deems reliable (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotations
("NASDAQ") System or the NASD OTC Bulletin Board), or if there is no trading on such date, on the next trading date.

       (c) In the absence of an established market for the Common Stock, the Fair Market Value of a share of Common Stock shall be determined by the Board in its sole discretion.

       Section 8.  ADJUSTMENTS.

       (a) ADJUSTMENTS. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, the number of Shares that have been authorized for issuance under the Plan but as to which no Options have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option, and the price per Share of the Common Stock covered by an Option will each be proportionately adjusted for any increase or decrease in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits, stock dividends, reclassifications and recapitalizations or automatic conversion of shares of one class of stock to those of another by operation of the terms of such stock.
Such adjustment shall be made by the Board whose determination in that respect will be final, binding and conclusive. Except as provided herein, no issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, will affect, and no adjustment by reason thereof will be made with respect to, the number or price of shares of Common Stock subject to an Option.

       (b) NO FRACTIONAL SHARES. No fractional Shares shall be issuable on account of any action aforesaid, and the aggregate number of Shares into which Shares then covered by the Option, when changed as the result of such action, shall be reduced to the number of whole Shares resulting from such action, unless the Board, in its sole discretion, shall determine to issue scrip Certificates in respect to any fractional Shares, which scrip Certificates shall be in a form and have such terms and conditions as the Board in its discretion shall prescribe.

       Section 9.  RIGHTS AS A STOCKHOLDER.

       An Optionee shall have no rights as a stockholder of the Company and shall not have the right to vote nor receive dividends with respect to any Shares subject to an Option until such Option has been exercised and a stock Certificate with respect to the Shares purchased upon such exercise of the Option has been issued to Optionee as set forth in Section 6(e)(4) and (5) hereof.

       Section 10.  FORFEITURE.

       Notwithstanding any other provision of this Plan, (a) if an Optionee's employment with the Company is terminated by the Company pursuant to the cause termination provisions of an applicable employment agreement, or (b) if the Optionee's employment or consulting relationship with the Company (as the case may be) is terminated and the Board makes a determination that the Optionee (1) has engaged in any type of disloyalty to the Company, including without limitation, fraud, embezzlement, theft, or dishonesty in the course of Optionee's employment or consulting relationship, (2) has been convicted of a felony or other crime involving a breach of trust or fiduciary duty owed to the Company, (3) has made an unauthorized disclosure of trade secrets or confidential information of the Company, or (4) has breached any confidentiality agreement or non-competition agreement with the Company in any material respect, then, at the election of the Board, all unexercised Options held by the Optionee (whether or not then exercisable) shall terminate. In the event of such an election by the Board, in addition to immediate termination of all unexercised Options, the Optionee shall forfeit all Shares for which the Company has not yet delivered stock Certificates to the Optionee and the Company shall refund to the Optionee the exercise price paid to it upon exercise of the Option with respect to such Shares. Notwithstanding anything herein to the contrary, the Company may withhold delivery of stock Certificates pending the resolution of any inquiry that could lead to a finding resulting in forfeiture.

       Section 11.  TIME OF GRANTING OPTIONS.

       The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination to grant the Option or such other date as is determined by the Administrator. Notice of the determination shall be given to each Optionee to whom an Option is so granted within a reasonable time after the date of such grant.

       Section 12.  MODIFICATION, EXTENSION, RENEWAL OF OPTION.

       Subject to the terms and conditions of the Plan, the Board may modify, extend or renew an Option, or accept the surrender of an Option (to the extent not theretofore exercised); provided that no Incentive Stock Option may be modified, extended or renewed if such action would cause such Option to cease to be an incentive stock option within the meaning of Section 422 of the Code.

       Section 13.  TRANSFERABILITY.

       No Option may be sold, pledged, assigned, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. During the lifetime of the Optionee, his or her Options shall be exercisable only by the Optionee, or, in the event of his or her legal incapacity or Disability, by the legal guardian or representative of the Optionee.

       Section 14.  POWER OF BOARD IF CHANGE OF CONTROL.

       Notwithstanding anything to the contrary set forth in this Plan, in the event of a Change of Control, the Board shall have the right, in its sole discretion, to accelerate the vesting of all Options that have not vested as of the date of the Change of Control and/or to establish an earlier date for the expiration of the exercise of an Option (notwithstanding a later expiration of exercisability set forth in an Option Agreement). In addition, in the event of a Change of Control of the Company, the Board shall have the right, in its sole discretion, subject to and conditioned upon a Sale of the Company: (a) to arrange for the successor company (or other entity) to assume all of the rights and obligations of the Company under this Plan; or (b) to terminate this Plan and (i) to pay to all Optionees cash with respect to those Options that are vested as of the date of the Sale of the Company in an amount equal to the difference between the Option Price and the Fair Market Value of a Share of Common Stock (determined as of the date the Plan is terminated) multiplied by the number of Options that are vested as of the date of the Sale of the Company which are held by the Optionee as of the date of the Sale of the Company, or
(ii) to arrange for the exchange of all Options for options to purchase common stock in the successor corporation, or (iii) to distribute to each Optionee other property in an amount equal to and in the same form as the Optionee would have received from the successor corporation if the Optionee had owned the Shares subject to Options that are vested as of the date of the Sale of the Company rather than the Option at the time of the Sale of the Company. The form of payment or distribution to the Optionee pursuant to this Section shall be determined by the Board in its sole discretion.

       Section 15.  AMENDMENT OR TERMINATION OF THE PLAN.

       Insofar as permitted by law and the Plan, the Board may at any time suspend, terminate, discontinue, alter or amend the Plan in any respect whatsoever; provided, however, that without prior approval of at least a majority of the stockholders entitled to vote thereon, no such revision or amendment may increase the aggregate number of Shares for which Options may be granted hereunder, change the designation of the class of Optionees eligible to receive Options or decrease the price at which Options may be granted. Any other provision of this Section notwithstanding, the Board specifically is authorized to adopt any amendment to this Plan deemed by the Board to be necessary or advisable to assure that the Incentive Stock Options or the Non-Qualified Stock Options available under the Plan continue to be treated as such, respectively, under all applicable laws.

       Section 16.  APPLICATION OF FUNDS.

       The proceeds received by the Company from the sale of Shares pursuant to the exercise of Options shall be used for general corporate purposes.

       Section 17.  NO OBLIGATION TO EXERCISE OPTION.

       The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

       Section 18.  APPROVAL OF STOCKHOLDERS.

       This Plan shall become effective on the date that it is adopted by the Board; provided that it shall become limited to a non-qualified stock option plan if it is not approved by the stockholders of a majority of the Company's outstanding voting stock within one year (365 days) of its adoption by the Board. The Board may grant Options hereunder prior to approval of the Plan, or any material amendments thereto, by the holders of a majority of the Company's outstanding voting stock; provided that any and all Options so granted shall be converted into non-qualified stock options if the Plan, or a material amendment, is not approved by such stockholders within 365 days of its adoption or material amendment.

       Section 19.  CONDITIONS UPON ISSUANCE OF SHARES.

       (a) Options granted under the Plan are conditioned upon the Company obtaining any required permit or order from appropriate governmental agencies, authorizing the Company to issue such Options and Shares issuable upon the exercise thereof.

       (b) Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

       (c) As a condition to the exercise of an Option, the Board may require the person exercising such Option to execute an agreement with, and/or may require the person exercising such Option to make any representation and/or warranty to, the Company as may be, in the judgment of counsel to the Company, required under applicable law or regulation, including but not limited to, a representation and warranty that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation and warranty is appropriate under any of the aforementioned relevant provisions of law.

       Section 20.  RESERVATION OF SHARES.

       (a) The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

       (b) The Company, during the term of this Plan, shall use its best efforts to seek to obtain from appropriate regulatory agencies any requisite authorization in order to issue and sell such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction the requisite authorization(s) deemed by the Company's counsel to be necessary for the lawful issuance and sale of any Shares hereunder, or the inability of the Company to confirm to its satisfaction that any issuance and sale of any Shares hereunder will meet applicable legal requirements, shall relieve the Company of any liability in respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

       Section 21.  OTHER AGREEMENTS.

       Options shall be evidenced by an Option Agreement in such form or forms as the Board (subject to the terms and conditions of this Plan) may from time to time approve, which Option Agreement shall evidence and reflect the terms and conditions of an Option as set forth in Section 6 hereof. Upon exercise of an Option, the Optionee shall execute and deliver to the Company a Stock Purchase and Restriction Agreement in such form or forms as the Board shall approve from time to time. The Administrator may, from time to time, require such other agreements in connection with the Option as it, in its sole discretion, deems advisable. The Option Agreement and the Stock Purchase and Restriction Agreement and any other agreement required by the Plan or the Option Agreement, as determined by the Board, may contain such other provisions as the Board in its discretion deems advisable and that are not inconsistent with the provisions of this Plan, including, without limitation, restrictions upon or conditions precedent to the exercise of the Option.

       Section 22.  TAXES, FEES, EXPENSES AND WITHHOLDING.

       (a) The Company shall pay all original issue and transfer taxes (but not income taxes, if any) with respect to the grant of an Option and/or the issue and transfer of Shares pursuant to the exercise thereof, and all other fees and expenses necessarily incurred by the Company in connection therewith, and will, from time to time, use its best efforts to comply with all laws and regulations that, in the opinion of counsel for the Company, shall be applicable thereto.

       (b) The granting of Options hereunder and the issuance of Shares pursuant to the exercise thereof is conditioned upon the Company's reservation of the right to withhold in accordance with any applicable law, from any compensation or other amounts payable to the Optionee, any taxes required to be withheld under federal, state or local law as a result of the grant or exercise of such Option or the sale of the Shares issued upon exercise thereof. To the extent that compensation or other amounts, if any, payable to the Optionee is insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion, require the Optionee (or such other person entitled herein to exercise the Option), as a condition to the exercise of an Option, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make adequate provision for the Company's satisfaction of its withholding obligations under federal, state and local law.

       Section 23.  NOTICES.

       Any notice to be given to the Company pursuant to the provisions of this Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal executive office, and any notice to be given to an Optionee shall be delivered personally or addressed to the Optionee at the address given beneath the signature of the Optionee on his or her Option Agreement, or at such other address as such Optionee or his or her permitted transferee (upon the transfer of the Shares) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service. It shall be the obligation of each Optionee and each permitted transferee holding Shares purchased upon exercise of an Option to provide the Secretary of the Company, by letter mailed as provided herein, with written notice of his or her direct mailing address.

       Section 24.  NO ENLARGEMENT OF EMPLOYEE RIGHTS.

       This Plan is purely voluntary on the part of the Company, and the continuance of the Plan shall not be deemed to constitute a contract between the Company and any Employee or Consultant, or to be consideration for or a condition of the employment or service of any Employee or Consultant as the case may be. Nothing contained in this Plan shall be deemed to give any Employee or Consultant the right to be retained in the employ or service of the Company, or to interfere with the right of the Company to discharge or retire any Employee or Consultant thereof at any time. No Employee or Consultant shall have any right to or interest in Options authorized hereunder prior to the grant thereof to such Employee or Consultant, and upon such grant such Employee shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Certificate of Incorporation, as the same may be amended from time to time.

       Section 25.  INFORMATION TO OPTIONEES.

       The Company, upon request, shall provide without charge to each Optionee copies of such annual and periodic reports as are provided by the Company to its stockholders generally.

       Section 26.  AVAILABILITY OF PLAN.

       A copy of this Plan shall be delivered to the Secretary of the Company and shall be shown to any eligible person making reasonable inquiry concerning it.

       Section 27.  INVALID PROVISIONS.

       In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

       Section 28.  APPLICABLE LAW.

       This Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

       Section 29.  BOARD ACTION.

       Notwithstanding anything to the contrary set forth in this Plan, any and all actions of the Board or Committee, as the case may be, taken under or in connection with this Plan and any agreements, instruments, documents, Certificates or other writings entered into, executed, granted, issued and/or delivered pursuant to the terms hereof, shall be subject to and limited by any and all votes, consents, approvals, waivers or other actions of all or certain stockholders of the Company or other persons required pursuant to (a) the Company's Certificate of Incorporation (as the same may be amended and/or restated from time to time), (b) the Company's Bylaws (as the same may be amended and/or restated from time to time), and (c) any other agreement, instrument, document or writing now or hereafter existing, between or among the Company and its stockholders or other persons (as the same may be amended from time to time).

       Section 30.  MISCELLANEOUS.

       This Plan is intended to comply with the conditions and requirements for employee benefit plans under Rule 16b-3, as promulgated under Section 16 of the Exchange Act such that Options granted pursuant to the Plan will be exempted from the provisions of Section 16(b) thereof. To the extent that any provision of the Plan would cause a conflict with such requirements, such provision shall be deemed null and void to the extent permitted by applicable law. This section shall not be applicable if no class of the Company's equity securities is then registered pursuant to Section 12 of the Exchange Act.

                               EXE TECHNOLOGIES, INC.
                          1997 INCENTIVE AND NON-QUALIFIED
                                 STOCK OPTION PLAN


                          INCENTIVE STOCK OPTION AGREEMENT

              EXE TECHNOLOGIES, INC. (the "Company") hereby grants to ____________________________ (the "Optionee") an option (the "Option") purchase a total of ______________ (___) shares of [SPECIFY CLASS A OR CLASS B] Common Stock, $.01 par value per share, of the Company ("Common Stock"), at the price and on the terms set forth herein, and in all respects subject to the terms and provisions of the EXE TECHNOLOGIES, INC. 1997 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN (the "Plan") applicable to incentive stock options, which terms and provisions are incorporated herein by reference. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Plan.

              1. NATURE OF THE OPTION. The Option is intended by the Company and the Optionee to be an incentive stock option within the meaning of
Section 422 of the Code.

              2. DATE OF GRANT; TERM OF OPTION. The Option is granted this ____ day of ____________, ____, and it may not be exercised later than 5:00 p.m. on the ____ day of _____________, ____.

              3. OPTION EXERCISE PRICE. The Option exercise price is $_____ per Share, which price is the Fair Market Value per share of the Common Stock on the date hereof; or $________ per share if Optionee, at the time of grant, owns stock possessing more than ten percent (10%) of the current total combined voting power of all classes of the Company's capital stock, which price represents a price per Share equal to no less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date the Option is granted.

              4. EXERCISE OF OPTION. Except as otherwise provided herein, the Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option Agreement as follows:

                     (a) VESTING. Twenty-Five percent of the Option shall vest on the first anniversary of the date of grant, and an additional 25% shall vest on each of the second, third, and fourth anniversaries of the date of grant.

                     (b) RIGHT TO EXERCISE. The Vested Amount of each Option may be exercised at such times and subject to such procedures as the Company may further provide.

                     (c) METHOD OF EXERCISE. The Option shall be exercisable by written notice that shall state the election to exercise the Option, the number of Shares in respect to which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such Shares as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the purchase price, an executed Stock Purchase and Restriction Agreement and any other agreements required by the Administrator, the terms of the Plan and/or this Option Agreement. The Option will be deemed to be exercised upon the receipt by the Company of such written notice, payment of the purchase price, and duly executed copies of the Stock Purchase and Restriction Agreement and any other agreements required by the Administrator, the terms of the Plan and/or this Option Agreement. The Optionee will have no right to vote or receive dividends and will have not other rights as a stockholder with respect to such Shares notwithstanding the exercise of the Option, until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock Certificate evidencing the Shares that are being issued upon exercise of the Option. The Company will issue (or cause to be issued) such stock Certificates promptly following the exercise of the Option. The Certificate or Certificates for the Shares as to which the Option shall be exercised shall be registered in the name of the Optionee and shall contain any legend as may be required under the Plan, the Stock Purchase and Restriction Agreement, any other agreements required by the Administrator and/or applicable law.

                     (d) METHOD OF PAYMENT. The method of payment of the purchase price shall be determined by the Administrator and may consist entirely of cash, check, or any combination of such methods of payment, or such other consideration or method of payment as may be authorized by the Administrator and permitted under the Plan.

                     (e) RESTRICTIONS ON EXERCISE. The Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of the Option, the Company may require the Optionee to make any representations and warranties to the Company as may be required by any applicable law or regulation.

              5. INVESTMENT REPRESENTATIONS. Unless the Shares have been registered under the Securities Act, in connection with the grant of the Option, the Optionee represents and warrants as follows:

                     (a) The Optionee is acquiring the Option, and upon exercise of the Option, the Optionee will be acquiring the Shares for investment for his or her own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof.

                     (b) The Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. The Optionee has received all information as the Optionee deems necessary and appropriate to enable him or her to evaluate the financial risk inherent in making an investment in the Shares and has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

              6. TERMINATION OF EMPLOYMENT WITH THE COMPANY. Subject to the provisions of Section 8 hereof, upon termination of the Optionee's employment with the Company for any reason other than death or Disability, the Optionee shall have the right to exercise the Option at any time within the three (3) month period after the date of such termination to the extent that the Optionee was entitled to exercise the Option at the date of such termination.

              7. DEATH OR DISABILITY OF OPTIONEE. Upon the death or Disability of the Optionee while in the employ of the Company, the Option may be exercised at any time within twelve (12) months after the date of death or termination due to Disability, in the case of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, or, in the case of Disability, by the Optionee or his legal guardian or representative, but in any case only to the extent the Optionee was entitled to exercise the Option at such date; provided, however, that if such disabled Optionee shall commence any employment or engagement during such twelve
(12) month period with or by a competitor of the Company (including, but not limited to, full or part-time employment or independent consulting work), as determined solely in the judgment of the Board, then the Option shall terminate immediately upon the commencement thereof. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or to the extent the Option is not exercised within the time specified herein, the Option shall terminate. Notwithstanding the foregoing, the Option shall not be exercisable after the expiration of the term set forth in Section 2 hereof.

              8. FORFEITURE OF OPTION. Notwithstanding any other provision of the Option Agreement, (a) if the Optionee's employment with the Company is terminated by the Company pursuant to the cause termination provisions of an applicable employment agreement, or (b) if the Optionee's employment with the Company is terminated and the Board makes a determination that the Optionee (i) has engaged in any type of disloyalty to the Company, including without limitation, fraud, embezzlement, theft, or dishonesty in the course of his employment, (ii) has been convicted of a felony or other crime involving a breach of trust or other fiduciary duty owed to the Company, (iii) has disclosed trade secrets or confidential information of the Company, or (iv) has breached any agreement with the Company in respect of confidentiality, non-disclosure, non-competition or otherwise, then, at the election of the Board, all unexercised Options shall terminate. In the event of such an election by the Board, in addition to immediate termination of all unexercised Options, the Optionee shall forfeit all Shares for which the Company has not yet delivered share Certificates to the Optionee and the Company shall refund to the Optionee the Option price paid to the Company with respect to those Shares.
Notwithstanding anything herein to the contrary, the Company may withhold delivery of share Certificates pending the resolution of any inquiry that could lead to a determination resulting in forfeiture.

              9. NON-TRANSFERABILITY OF OPTION. The Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution, and may be exercised during the lifetime of the Optionee only by such Optionee. Subject to the foregoing and the terms of the Plan, the terms of the Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

              10. CONTINUATION OF EMPLOYMENT. Neither the Plan nor this Option Agreement shall confer upon any Optionee any right to continue in the employment of the Company or limit in any respect the right of the Company to discharge or release the Optionee at any time, with or without cause and with or without notice.

              11. WITHHOLDING. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to Optionee any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of the Option or the sale or other disposition of the Shares issued upon exercise of the Option. If the amount of any consideration payable to the Optionee is insufficient to pay such taxes or if no consideration is payable to the Optionee, then upon the request of the Company, the Optionee (or such other person entitled to exercise the Option pursuant to Section 7 hereof) shall pay to the Company an amount sufficient for the Company to satisfy any federal, state or local tax withholding requirements the Company may incur, as a result of the grant or exercise of the Option or the sale or other disposition of the Shares issued upon the exercise of the Option.

              12. THE PLAN. The Option is subject to, and the Company and the Optionee agree to be bound by, all of the terms and conditions of the Plan as such Plan may be amended from time to time in accordance with the terms thereof. Pursuant to the Plan, the Board is authorized to adopt rules and regulations not inconsistent with the Plan as it shall deem appropriate and proper. A copy of the Plan in its present form is available for inspection during business hours by the Optionee or the persons entitled to exercise the Option at the Company's principal office.

              13. CONVERSION TO NON-QUALIFIED OPTION. Notwithstanding anything to the contrary set forth herein, this Option is being granted subject to the condition that in the event the Plan is not approved by the stockholders of the Company within 365 days of the date that the Plan was adopted by the Board, this Option shall automatically be converted into a non-qualified stock option.

              14. EARLY DISPOSITION OF STOCK. Subject to the fulfillment by the Optionee of any conditions upon the disposition of Shares received under the Option, the Optionee hereby agrees that if he or she disposes of any Shares received under the Option within two (2) years from date of grant or one (1) year after such Shares were transferred to him or her upon exercise of the Option, he or she will notify the Company in writing within thirty (30) days after the date of such disposition. The Optionee acknowledges that disposition by him or her within two (2) years from the date of grant and one (1) year from the date of exercise of the Option would disqualify him or her from capital gain treatment for any gain realized upon such disposition.

              15. ENTIRE AGREEMENT. The Option, together with the Plan and the other exhibits attached thereto or hereto, represents the entire agreement between the parties.

              16. GOVERNING LAW. This Option shall be construed in accordance with the laws of the State of Delaware.

              17. AMENDMENT. Subject to the provisions of the Plan, this Option Agreement may only be amended by a writing signed by each of the parties hereto.



Date:                                        EXE TECHNOLOGIES, INC.
     ---------------------

                                             By:
                                                -------------------------------
                                             Title:
                                                   ----------------------------

                                   ACKNOWLEDGMENT


              The Optionee acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that he or she has read and is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan.



Date:
     ----------------------                  -------------------------------
                                             Signature of Optionee

                                             -------------------------------
                                             Name

                                             -------------------------------
                                             Address

                                             -------------------------------
                                             City, State, Zip



              THE OPTION AND THE SECURITIES THAT MAY BE PURCHASED UPON EXERCISE OF THE OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE, TRANSFER OR DISTRIBUTION THEREOF. NO SUCH SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

              THE SHARES WHICH MAY BE PURCHASED UPON EXERCISE OF THE OPTION MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A STOCK PURCHASE AND RESTRICTION AGREEMENT TO BE ENTERED INTO BETWEEN THE HOLDER OF THE OPTION AND THE COMPANY UPON EXERCISE OF THIS OPTION, A COPY OF WHICH AGREEMENT IS ON FILE WITH THE SECRETARY OF THE COMPANY.

                               EXE TECHNOLOGIES, INC.
                          1997 INCENTIVE AND NON-QUALIFIED
                                 STOCK OPTION PLAN


                        NON-QUALIFIED STOCK OPTION AGREEMENT


              EXE TECHNOLOGIES, INC. (the "Company") hereby grants to ____________________________ (the "Optionee") an option (the "Option") to purchase a total of ______________ (___) shares of [SPECIFY CLASS A OR CLASS B] Common Stock, $.01 par value per share, of the Company ("Common Stock"), at the price and on the terms set forth herein, and in all respects subject to the terms and provisions of the EXE TECHNOLOGIES, INC. 1997 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN (the "Plan") applicable to non-qualified stock options, which terms and provisions are incorporated by reference herein. Unless otherwise defined herein, capitalized terms used but not defined herein shall have the meanings given to them in the Plan.

              1. NATURE OF THE OPTION. The Option is intended to be a nonstatutory stock option and is NOT intended to be an incentive stock option within the meaning of Section 422 of the Code, or to otherwise qualify for any special tax benefits to the Optionee.

              2. DATE OF GRANT; TERM OF OPTION. The Option is granted this ____ day of ____________, ____, and it may not be exercised later than 5:00 p.m. on the ____ day of _____________ , ____.

              3. OPTION EXERCISE PRICE. The Option exercise price is _______________ ($_____) per Share.

              4. EXERCISE OF OPTION. Except as otherwise provided herein, the Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option Agreement as follows:

                     (a) VESTING. Twenty-Five percent of the Option shall vest on the first anniversary of the date of grant, and an additional 25% shall vest on each of the second, third, and fourth anniversaries of the date of grant.

                     (b) RIGHT TO EXERCISE. The Vested Amount of each Option may be exercised at such times and subject to such procedures as the Company may further provide.

                     (c) METHOD OF EXERCISE. The Option shall be exercisable by written notice that shall state the election to exercise the Option, the number of Shares in respect to which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such Shares as may be required by the Administrator or pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the purchase price, an executed Stock Purchase and Restriction Agreement and any other agreements required by the Administrator, the terms of the Plan and/or this Option Agreement. The Option will be deemed to be exercised upon the receipt by the Company of such written notice, payment of the purchase price, and duly executed copies of the Stock Purchase and Restriction Agreement and any other agreements required by the Administrator, the terms of the Plan and/or this Option Agreement. The Optionee shall have no right to vote or receive dividends and shall have no other rights as a stockholder with respect to such Shares, notwithstanding the exercise of the Option, until the issuance by the Company (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock Certificate evidencing the Shares that are being issued upon exercise of the Option. The Company will issue (or cause to be issued) such stock Certificates promptly following the exercise of the Option. The Certificate or Certificates for the Shares as to which the Option shall be exercised shall be registered in the name of the Optionee and shall contain any legend as may be required under the Plan, the Stock Purchase and Restriction Agreement, any other agreements required by the Administrator and/or applicable law.

                     (d) METHOD OF PAYMENT. The method of payment of the purchase price shall be determined by the Administrator and may consist entirely of cash, check, or any combination of such methods of payment, or such other consideration or method of payment as may be authorized by the Administrator and permitted under the Plan.

                     (e) RESTRICTIONS ON EXERCISE. The Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of the Option, the Company may require the Optionee to make any representations and warranties to the Company as may be required by any applicable law or regulation.

              5. INVESTMENT REPRESENTATIONS. Unless the Shares have been registered under the Securities Act, in connection with the acquisition of the Option, the Optionee represents and warrants as follows:

                     (a) The Optionee is acquiring the Option, and upon exercise of the Option, Optionee will be acquiring the Shares for investment for his or her own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof.

                     (b) The Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. The Optionee has received all such information as the Optionee deems necessary and appropriate to enable him or her to evaluate the financial risk inherent in making an investment in the Shares and has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

              6. TERMINATION OF RELATIONSHIP WITH THE COMPANY. Subject to the provisions of Section 8 hereof, upon termination of the Optionee's employment, consulting or other relationship with the Company (as the case may be) for any reason other than death or Disability, the Optionee shall have the right to exercise this Option up to the Vested Amount as of the date of termination for a period of three (3) months from the date of such termination, provided that the Optionee may only exercise the Option to the extent that the Optionee was entitled to exercise the Option at the date of such termination.

              7. DEATH OR DISABILITY OF OPTIONEE. Upon the death or Disability of the Optionee while in the employ of or engagement by the Company (as the case may be), the Option may be exercised up to the Vested Amount at any time within twelve (12) months after the date of death or termination due to Disability provided the Optionee was entitled to exercise the Option at the date of his or her death or termination due to Disability. In the case of death, the Option may be exercised by the Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance. In the case of Disability, the Option may be exercised by the Optionee or his or her legal guardian or representative, but in any case, the Option may be exercised only to the extent that the Optionee was entitled to exercise the Option at such date; provided, however, that if such disabled Optionee shall commence any employment or engagement during such twelve (12) month period with or by a competitor of the Company (including, but not limited to, full or part-time employment or independent consulting work), as determined solely in the judgment of the Board, then the Option shall terminate immediately upon the commencement thereof. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or to the extent the Option is not exercised within the time specified herein, the Option shall terminate. Notwithstanding the foregoing, the Option shall not be exercisable after the expiration of the term set forth in Section 2 hereof.

              8. FORFEITURE OF OPTION. Notwithstanding any other provision of this Option Agreement, (a) if an Optionee's employment with the Company is terminated by the Company pursuant to the cause termination provisions of an applicable employment agreement, or (b) if the Optionee's employment or consulting relationship with the Company (as the case may be) is terminated and the Board makes a determination that the Optionee (i) has engaged in any type of disloyalty to the Company, including without limitation, fraud, embezzlement, theft, or dishonesty in the course of his employment or engagement, (ii) has been convicted of a felony or other crime involving a breach of trust or other fiduciary duty owed to the Company, (iii) has disclosed trade secrets or confidential information of the Company, or (iv) has breached any agreement with the Company in respect of confidentiality, non-disclosure, non-competition or otherwise, then, at the election of the Board, all unexercised Options shall terminate. In the event of such an election by the Board, in addition to immediate termination of all unexercised Options, the Optionee shall forfeit all Shares for which the Company has not yet delivered share Certificates to the Optionee and the Company shall refund to the Optionee the Option price paid to the Company with respect to those Shares. Notwithstanding anything herein to the contrary, the Company may withhold delivery of share Certificates pending the resolution of any inquiry that could lead to a determination resulting in forfeiture.

              9. NON-TRANSFERABILITY OF OPTION. The Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution, and may be exercised during the lifetime of the Optionee only by such Optionee. Subject to the foregoing and the terms of the Plan, the terms of this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

              10. CONTINUATION OF EMPLOYMENT OR ENGAGEMENT. Neither the Plan nor this Option Agreement shall confer upon any Optionee any right to continue in the service of the Company or limit, in any respect, the right of the Company to discharge or release the Optionee at any time, with or without cause and with or without notice.

              11. WITHHOLDING. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to the Optionee any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of the Option or the sale or other disposition of the Shares issued upon exercise of the Option. If the amount of any consideration payable to the Optionee is insufficient to pay such taxes or if no consideration is payable to the Optionee, then upon the request of the Company, the Optionee (or such other person entitled to exercise the Option pursuant to Section 7 hereof) shall pay to the Company an amount sufficient for the Company to satisfy any federal, state or local tax withholding requirements the Company may incur as a result of the grant or exercise of the Option or the sale or other disposition of the Shares issued upon the exercise of the Option.

              12. THE PLAN. This Option Agreement is subject to, and the Company and the Optionee agree to be bound by, all of the terms and conditions of the Plan as such Plan may be amended from time to time in accordance with the terms thereof. Pursuant to the Plan, the Board is authorized to adopt rules and regulations not inconsistent with the Plan as it shall deem appropriate and proper. A copy of the Plan in its present form is available for inspection during business hours by the Optionee or the persons entitled to exercise the Option at the Company's principal office.

              13. ENTIRE AGREEMENT. This Option Agreement, together with the Plan, and any other and the other exhibits attached thereto or hereto, represents the entire agreement between the parties.

              14. GOVERNING LAW. This Option Agreement shall be construed in accordance with the laws of the State of Delaware.

              15. AMENDMENT. Subject to the provisions of the Plan, this Option Agreement may only be amended by a writing signed by each of the parties hereto.

Date:                              EXE TECHNOLOGIES, INC.
     -------------------

                                   By:
                                       --------------------------

                                   Title:
                                          -----------------------

                                   ACKNOWLEDGMENT


              The Optionee acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that he or she has read and is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan.

Date:
     -----------------------              ---------------------------
                                          Signature of Optionee


                                          ---------------------------
                                          Name


                                          ---------------------------
                                          Address


                                          ---------------------------
                                          City, State, Zip


              THE OPTION AND THE SECURITIES THAT MAY BE PURCHASED UPON EXERCISE OF THE OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE, TRANSFER OR DISTRIBUTION THEREOF. NO SUCH SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

              THE SHARES WHICH MAY BE PURCHASED UPON EXERCISE OF THE OPTION MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A STOCK PURCHASE AND RESTRICTION AGREEMENT TO BE ENTERED INTO BETWEEN THE HOLDER OF THE OPTION AND THE COMPANY UPON EXERCISE OF THE OPTION, A COPY OF WHICH AGREEMENT IS ON FILE WITH THE SECRETARY OF THE COMPANY.

                               EXE TECHNOLOGIES, INC.
                          1997 INCENTIVE AND NON-QUALIFIED
                                 STOCK OPTION PLAN


                      STOCK PURCHASE AND RESTRICTION AGREEMENT


              This STOCK PURCHASE AND RESTRICTION AGREEMENT is made this _____ day of ____________, 19__, by and between EXE TECHNOLOGIES, INC. (the "Company"), and ____________________ ("Optionee"). For purposes of this Agreement, the Optionee shall include the original grantee, as well as any person or entity who acquired the right to exercise the Option pursuant to the terms of the EXE TECHNOLOGIES, INC. 1997 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN (the "Plan").

                                  R E C I T A L S:

              1. Optionee was granted an Option (the "Option") on ________________, 19___ pursuant to the Plan, the terms and conditions of which are incorporated herein by reference. In addition, capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Plan.

              2. Pursuant to the Option, Optionee was granted the right to purchase _____________ (____) shares of the Company's Common Stock, as adjusted in accordance with the Plan (the "Optioned Shares").

              3. Optionee has elected to exercise the Option to purchase ________________ (_____) of such Optioned Shares (herein referred to as the "Shares") under the Stock Option Agreement evidencing the Option (the "Option Agreement").

              4. As required by the Plan and the Option Agreement, as a condition to Optionee's exercise of the Option, Optionee is required to execute this Agreement which gives the Company certain rights, including, but not limited to, transfer restrictions with respect to the Shares, rights of repurchase and first refusal upon a proposed sale or transfer of the Shares and other rights to repurchase the Shares being issued pursuant to the terms hereof.

              NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

              1. EXERCISE OF OPTION. Subject to the terms and conditions hereof, Optionee shall exercise his or her Option or a portion thereof to purchase ___________________ Shares at an exercise price of $_________ per Share, subject to and in accordance with the terms set forth in this Agreement, payable in accordance with the terms and provisions of the Option Agreement.

              2.     TRANSFER RESTRICTIONS.

                     (a) The Optionee shall not sell, assign, transfer, pledge, hypothecate, mortgage, encumber or otherwise dispose of all or any of his or her Shares except as otherwise expressly provided in this Agreement.

                     (b) Notwithstanding anything to the contrary contained herein, the Optionee may transfer all or any of his or her Shares
(i) by way of gift to his or her spouse, parents, siblings, or lineal descendants of the Optionee or to any trust for the exclusive benefit of any such family member or the Optionee, provided that any such transferee shall agree in writing with the Company, prior to, and as a condition precedent to such transfer, to be bound by all of the provisions of this Agreement to the same extent as if such transferee were the Optionee, or (ii) by will or the laws of descent and distribution, in which event each such transferee shall be bound by all of the provisions of this Agreement to the same extent as if such transferee were the Optionee.

                     (c) Any purported transfer in violation of the provisions of this Agreement shall be void AB INITIO.

              3.     TERMINATION OF EMPLOYMENT OR ENGAGEMENT.

                     (a) In the event of the termination of the employment or engagement (or other relationship) of the Optionee with the Company for any reason, the Company (which term, for purposes of this Section 3, shall include the designees of the Company) shall have the right to purchase from, and if the Company exercises its option pursuant to subparagraphs (d), (e) and (f) below, the Optionee shall sell to the Company upon the exercise of such right at a purchase price per Share equal to the Fair Market Value per share as at the date of termination, all of the Shares owned by the Optionee.

                     (b) In the event the Optionee does not exercise the Option until after the Optionee's termination of employment or engagement with the Company (or if the Optionee is not the original grantee, then in the event the Option is exercised after the original grantee's termination of employment or engagement with the Company), the Company shall have the right to purchase from, and if the Company exercises its option pursuant to subparagraphs (d), (e) and (f) below, the Optionee shall sell to the Company upon the exercise of such right at a purchase price per Share equal to the Fair Market Value per share as at the date of exercise, all of the Shares owned by the Optionee.

                     (c) The number of Shares subject to repurchase pursuant to Section 3(a) shall be adjusted to give effect to any stock dividend, or other distribution of stock made on or in respect of such Shares, or any subdivision, combination or reclassification of the outstanding capital stock of the Company or received in exchange for the Shares.

                     (d) In order to exercise the option to purchase Optionee's Shares under this Section 3, the Company shall deliver a written notice to the Stockholder indicating its election to purchase the Shares and specifying the number of Shares which the Company elects to purchase and the purchase price therefor.

                     (e) If the Company elects not to exercise its rights pursuant to this Section 3 or if the Company is legally prohibited from or unable to repurchase the Shares during the period referred to below, then the Company shall notify the Optionee and each designee of the Company, if any, within the 60-day period following (i) with respect to a repurchase pursuant to Section 3(a), the termination of employment or engagement of the Optionee or (ii) with respect to a repurchase pursuant to Section 3(b), the date of exercise of the Option. In such event, the designees shall have the right, during the 30-day period following the Company's notice, to purchase such number of Shares as the Company shall designate, on the same terms and conditions as were applicable to the Company, which right shall be exercised by giving written notice of acceptance to the Company specifying the number of Shares which such designee elects to purchase and the purchase price therefor.

                     (f) The repurchase of Shares hereunder shall be made on a date selected by the Company, within ninety (90) days after (i) with respect to a repurchase pursuant to Section 3(a), the termination of employment or engagement or (ii) with respect to a repurchase pursuant to
Section 3(b), the date of exercise of the Option, by delivery of payment to the Optionee, by check or wire transfer, against receipt of one or more Certificates, properly endorsed, evidencing the Optionee's Shares to be so repurchased.

                     (g) Anything contained herein to the contrary notwithstanding, at the option of the Company, any purchaser of Shares pursuant to Section 3 which is not the Company shall agree in writing, in advance, to be bound by and comply with all applicable provisions of this Agreement.

              4.     RIGHT OF FIRST REFUSAL ON DISPOSITIONS.

                     (a) If at any time the Optionee desires to sell all or any part of his or her Shares pursuant to a bona fide offer from a third party (the "Proposed Transferee"), then the Optionee shall submit a written offer (the "Offer") to sell such Shares (the "Offered Shares") to the Company or any entity or person designated by the Company ("designee"), on terms and conditions, including price, not less favorable to the Company or its designee than those on which the Optionee proposes to sell such Offered Shares to the Proposed Transferee. The Offer shall disclose the identity of the Proposed Transferee, the number of Offered Shares proposed to be sold, the total number of Shares owned by the Optionee, the terms and conditions, including price, of the proposed sale, and any other material facts relating to the proposed sale. The Offer shall further state that the Company or its designee may acquire, in accordance with the provisions of this Agreement, all or any portion of the Offered Shares for the price and upon the other terms and conditions set forth therein.

                     (b) If the Company (or its designee, if one exists) desires to purchase all or any part of the Offered Shares, then the Company or its designee shall communicate in writing its election to purchase (an "Acceptance") to the Optionee, which Acceptance shall state the number of Offered Shares the Company or its designee desires to purchase and shall be given to the Optionee within thirty (30) days after the date the Offer was made to the Company. The Acceptance shall, when taken in conjunction with the Offer, be deemed to constitute a valid, legally binding and enforceable agreement for the sale and purchase of such Offered Shares. Sales of the Offered Shares to be sold to the Company or its designee pursuant to this
Section 4 shall be made at the offices of the Company on the 45th day following the date the Offer was made (or if such 45th day is not a business day, then on the next succeeding business day). Such sales shall be effected by the Optionee's delivery to the Company a Certificate or Certificates evidencing the Offered Shares to be purchased by the Company or its designee, duly endorsed for transfer to the Company or its designee, as the case may be, which Shares shall be delivered free and clear of all liens, charges, claims, and encumbrances of any nature whatsoever, against payment to the Optionee of the purchase price therefor by the Company or its designee, as the case may be.

                     (c) If the Company or its designee does not purchase all of the Offered Shares, then the Offered Shares not so purchased may be sold by the Optionee at any time within ninety (90) days after the date the Offer was made to the Company. Any such sale shall be to the Proposed Transferee, at not less than the price and upon other terms and conditions, if any, not more favorable to the Proposed Transferee than those specified in the Offer. Any Offered Shares not sold within such 90-day period shall continue to be subject to the requirements of a prior offer pursuant to this
Section 4.

              5. FAILURE TO DELIVER SHARES. If the Optionee becomes obligated to sell any Shares to the Company or its designee under this Agreement and fails to deliver such Shares in accordance with the terms of this Agreement, then the Company or its designee may, at its option, in addition to all other remedies it may have, send to the Optionee the purchase price for such Shares as is herein specified. Thereupon, the Company upon written notice to the Optionee, (a) shall cancel on its books the Certificate or Certificates representing the Shares to be sold and (b) in the case of a designee, shall issue, in lieu thereof, in the name of such designee, a new Certificate or Certificates representing such Shares, and thereupon all of the Optionee's rights in and to such Shares shall terminate.

              6. FURTHER LIMITATION AS TO TRANSFERS BY THE STOCKHOLDER. In addition to the other restrictions provided in this Agreement or otherwise, if requested by the Company or its underwriters for a public offering of securities of the Company, Optionee shall not sell or otherwise transfer or dispose of any Shares or other securities of the Company held by such Optionee during the period of fourteen (14) days before, and one hundred eighty (180) days following, the effective date of a registration statement filed by the Company with the Securities and Exchange Commission relating to such offering (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other comparable form for similarly limited purposes promulgated after the date hereof, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

              7.     REMEDIES.

                     (a) The Optionee expressly agrees that the Company or its designee, as the case may be, will be irreparably damaged if this Agreement is not specifically enforced. In case any one or more of the covenants and/or agreements set forth in this Agreement shall have been breached by the Optionee, the Company or its designee (as the case may be) may proceed to protect and enforce their rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach; and/or an action for specific performance of any such covenant or agreement contained in this Agreement and/or a temporary or permanent injunction, in any case without showing any actual damage. The rights, powers and remedies of the parties under this Agreement are cumulative and not exclusive of any other right, power or remedy which such parties may have under any other agreement or law. No single or partial assertion or exercise of any right, power or remedy of a party hereunder shall preclude any other or further assertion or exercise thereof.

                     (b) The Optionee agrees that, until a public market for the Shares exists, the Shares cannot be readily purchased, sold, or evaluated in the open market, that they have a unique and special value, and that the Company and its stockholders would be irreparably damaged if the terms of this Agreement were not capable of being specifically enforced, and for this reason, among others, the Company shall be entitled to a decree of specific performance of the terms hereof or an injunction restraining violation of this Agreement, said right to be in addition to any other remedies of the Company.

              8. ASSIGNMENT. The Company may assign its rights under this Agreement to one or more persons or entities, who shall have the right to so exercise such rights in his, her or its own name and for his, her or its own account. If the exercise of any such right requires the consent of any state or other regulatory authority, then the Optionee shall cooperate with the Company in requesting such consent.

              9. ADJUSTMENT. The number of Shares subject to the terms and provisions of this Agreement during the term of this Agreement shall be adjusted to give effect to any stock dividend or liquidating dividend of cash and/or property, stock split, conversion or other change or reclassification of the outstanding securities of the Company. In such event, any and all new, substituted or additional securities or other property to which the Optionee is entitled by reason of his or her ownership of Shares shall be immediately subject to the terms of this Agreement, and be included in the term "Shares" for all purposes with the same force and effect as the Shares presently subject to such rights and restrictions.

              10. LEGENDS. All Certificates representing any Shares of the Company subject to the provisions of this Agreement shall have endorsed thereon the following legend in substantially the following form unless in the opinion of counsel such legend is no longer necessary:

              THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SHARES HAVE NOT BEEN ACQUIRED WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF, BY GIFT OR OTHERWISE, OR IN ANY WAY ENCUMBERED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO EXE TECHNOLOGIES, INC. THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND UNDER APPLICABLE STATE SECURITIES LAWS. MOREOVER, THE SHARES REPRESENTED BY THIS Certificate ARE SUBJECT TO AND RESTRICTED BY THE PROVISIONS OF A CERTAIN STOCK PURCHASE AND RESTRICTION AGREEMENT BETWEEN EXE TECHNOLOGIES, INC. AND THE STOCKHOLDER, A COPY OF WHICH AGREEMENT WILL BE FURNISHED BY EXE TECHNOLOGIES, INC. UPON WRITTEN REQUEST AND WITHOUT CHARGE, AND ALL OF THE PROVISIONS OF SUCH AGREEMENT ARE INCORPORATED BY REFERENCE IN THIS CERTIFICATE.

              11. INVESTMENT REPRESENTATIONS. Unless the Shares have been registered under the Securities Act of 1933, as amended (the "Act"), in which event the Company will so advise Optionee in writing, Optionee acknowledges, agrees, represents and warrants, in connection with the proposed purchase of the Shares, as follows:

                     (a) The Optionee is purchasing the Shares solely for his or her own account for investment and not with a view to, or for resale in connection with any distribution thereof within the meaning of the Act. The Optionee further represents that he or she does not have any present intention of selling, offering to sell or otherwise disposing of or distributing the

Shares or any portion thereof; and that the entire legal and beneficial interest of the Shares he or she is purchasing is being purchased for, and will be held for the account of, the Optionee only and neither in whole nor in part for any other person.

                     (b) The Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. The Optionee has a preexisting personal or business relationship with the officers and directors of the Company and that the Optionee has such knowledge and experience in business and financial matters to enable him or her to evaluate the risks of the prospective investment and to make an informed investment decision with respect thereto and that the Optionee has the capacity to protect his or her own interests in connection with the purchase of the Shares. The Optionee has discussed the Company and its plans, operations and financial condition with its officers, has received all such information as the Optionee deems necessary and appropriate to enable him or her to evaluate the financial risk inherent in making an investment in the Shares and has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

                     (c) The Optionee realizes that his or her purchase of the Shares will be a speculative investment and that Optionee is able, without impairing his or her financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss on the investment.

                     (d) The Company has disclosed in writing that: (i) the sale of the Shares has not been registered under the Act, and the Shares must be held indefinitely unless a transfer of them is subsequently registered under the Act or an exemption from such registration is available, and the Company is under no obligation to register the Shares; and (ii) the Company shall make a notation in its records of the aforementioned restrictions on transfer and legends.

                     (e) The Optionee is aware of the provisions of Rule 144, promulgated under the Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or an affiliate of such issuer) in a non-public offering subject to the satisfaction of certain conditions, including among other things: the resale occurring not less than one (1) year from the date Optionee has purchased and paid for the Shares; the availability of certain public information concerning the Company; the sale being through a broker in an unsolicited "brokers' transaction" or in a transaction directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended); and that any sale of the Shares may be made by Optionee, if Optionee is an affiliate of the Company, only in limited amounts during any three-month period not exceeding specified limitations. The Optionee understands that at the time Optionee wishes to sell the Shares there may be no public market upon which to make such a sale, and that, even if such public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, Optionee would be precluded from selling the Shares under Rule 144 even if the one-year minimum holding period had been satisfied. The Optionee understands that in the event all of the requirements of Rule 144 are not satisfied, registration under the Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and such persons and their respective brokers who participate in such transactions do so at their own risk.

                     (f) Without in any way limiting the Optionee's representations and warranties set forth herein, the Optionee shall in no event make any disposition of all or any portion of the Shares that he or she is purchasing unless and until:

                            (i)    there is then in effect a Registration
Statement under the Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement; or

                            (ii)      the Optionee shall have (a) notified
the Company of the proposed disposition and furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (b) furnished the Company with an opinion of Optionee's own counsel (satisfactory to the Company) to the effect that such disposition will not require registration of such shares under the Act, and such opinion of the Optionee's counsel shall have been concurred in by counsel for the Company and the Company shall have advised the Optionee of such concurrence.

              12. ESCROW. As security for the Optionee's faithful performance of the terms of this Agreement and to insure the availability for delivery of the Optionee's Shares upon exercise, under this Agreement, of the rights of the Company and the rights of the other beneficiaries to this Agreement, the Optionee shall, if requested in writing by the Company, deliver to and deposit with the Secretary of the Company or his nominee (the "Escrow Agent"), as Escrow Agent in this transaction, two Stock Assignments duly endorsed (with date and number of shares blank) in the form attached hereto as ATTACHMENT A, together with the Certificate or Certificates evidencing the Shares; such documents are to be held by the Escrow Agent and delivered to said Escrow Agent pursuant to the Joint Escrow Instructions of the Company and Optionee set forth in ATTACHMENT B attached hereto and incorporated herein by this reference, which instructions shall also be delivered to the Escrow Agent at the closing hereunder.

              13. RESTRICTION ON ALIENATION. The Optionee shall not sell, transfer, gift, pledge, hypothecate, assign or otherwise dispose of any of the Shares or any right or interest therein, whether voluntary, by operation of law or otherwise, without the prior written consent of the Company, except a transfer which meets the requirements of this Agreement. Any sale, transfer, gift, pledge, hypothecation, assignment or disposition or purported sale, transfer or other disposition of such Shares by Optionee shall be null and void AB INITIO unless the terms, conditions and provisions of this Agreement are strictly observed.

              14. TERM. Except for Sections 3, 4 and 5 hereof, which shall terminate upon the consummation of a Public Offering of shares of the Company's equity capital, this Agreement shall continue in full force and effect until such time as the Optionee has transferred all of the Shares (other than pursuant to Section 2(b)) in accordance with the terms of this Agreement.

              15.    MISCELLANEOUS.

                     (a) The Company shall not be required (i) to transfer on its books any Shares that shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (ii) to treat as owner of such Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Shares shall have been so transferred.

                     (b) Subject to the provisions of this Agreement, Optionee shall, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Company with respect to the Shares.

                     (c) The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

                     (d) Any notice, consent or other communication required or permitted hereunder shall be given in writing and shall be deemed effectively given: (a) upon personal delivery; (b) two (2) business days after day of deposit if sent by regular mail; (c) one (1) business day after the business day of deposit with a carrier if sent by Federal Express, Express Mail or other express service (receipt requested), in each case to the appropriate addresses, telex numbers and telecopier numbers set forth below (or at such other address or numbers as such party may designate by ten (10) days' advance written notice to the other party hereto):

                            (i)    To the Optionee:

                                   -------------------
                                   -------------------
                                   -------------------

                                (ii)      To the Company:

                                   EXE Technologies, Inc.

                                   -------------------
                                   -------------------

                                   Attn:  ----------------

                     (e) This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to all compliance with the restrictions on transfer herein set forth, be binding upon Optionee, his heirs, executors, administrators, and permitted successors and assigns.

                     (f) This Agreement shall be construed under the laws of the State of Delaware and constitutes the entire Agreement of the parties with respect to the subject matter hereof, superseding all prior written or oral agreements with respect thereto, and no amendment or addition hereto shall be deemed effective unless agreed to in writing by the parties hereto.

                     (g) If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way and shall be construed in accordance with the purposes and tenor and effect of this Agreement.

                     (h) Nothing in this Agreement shall be deemed to create any term of employment or engagement or affect in any manner whatsoever the right or power of the Company to terminate Optionee's employment or engagement.

                     (i) Notwithstanding (i) the execution and delivery of this Agreement by the parties hereto or (ii) anything to the contrary contained herein, (A) if the Optionee's employment with the Company is terminated by the Company pursuant to the cause termination provisions of an applicable employment agreement, or (B) if the Optionee's employment or consulting relationship with the Company (as the case may be) is terminated and the Board makes a determination that the Optionee (1) has engaged in any type of disloyalty to the Company, including without limitation, fraud, embezzlement, theft, or dishonesty in the course of his or her employment or engagement, (2) has been convicted of a felony, (3) has disclosed trade secrets or confidential information of the Company, or (4) has breached any agreement with the Company in respect of confidentiality, non-disclosure, non-competition or otherwise, then, at the election of the Board, the Optionee shall forfeit all shares for which the Company has not yet delivered share Certificates to the Optionee or Escrow Agent, as the case may be, and the Company shall refund to the Optionee the Option purchase price paid to the Company upon exercise of the Option with respect to those Shares. In addition, the Company may withhold delivery of share Certificates pending the resolution of any inquiry that could lead to a determination resulting in forfeiture.


              IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above-written.

                                   EXE TECHNOLOGIES, INC.


                                   By:
                                       ------------------------------

                                   Title:
                                          ---------------------------





                                   OPTIONEE:

                                   ----------------------------------
                                   (Signature)

                                   ----------------------------------
                                   (Print Name)


                                   Address:
                                            --------------------------

                                            --------------------------

                                  SPOUSAL CONSENT



              The undersigned spouse of the Optionee agrees that his or her interest, if any, in the Shares subject to the foregoing Stock Purchase and Restriction Agreement shall be irrevocably bound by the terms of the Stock Purchase and Restriction Agreement and further understands and agrees that any community property interest, if any, shall be similarly bound by the terms of the Stock Purchase and Restriction Agreement.




Date:
      ----------------                    ---------------------------
                                          Name of Spouse of Optionee

                                          ---------------------------
                                          Signature of Spouse of Optionee

                                    ATTACHMENT A
                    TO STOCK PURCHASE AND RESTRICTION AGREEMENT

                       ASSIGNMENT SEPARATE FROM CERTIFICATE


              FOR VALUE RECEIVED, _________________________ hereby sells, assigns and transfers unto ___________________________, _____ shares of the Common Stock (the "Shares") of EXE TECHNOLOGIES, INC. (the "Company"), standing in the undersigned's name on the books of the Company represented by Certificate No. _____ herewith, and does hereby irrevocably constitute and appoint __________________ attorney to transfer the said Shares on the books of the Company with full power of substitution in the premises.



Dated:                             Signature:
       ----------------                       ------------------------

                                   ATTACHMENT B
                    TO STOCK PURCHASE AND RESTRICTION AGREEMENT

                             JOINT ESCROW INSTRUCTIONS


                               EXE TECHNOLOGIES, INC.

                                   ____________ __, 199


[ADDRESSEE]



Dear __________:

              As Escrow Agent for both EXE TECHNOLOGIES, INC. (the "Company"), and the undersigned grantee of an option to purchase stock of the Company ("Optionee"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Stock Purchase and Restriction Agreement dated ____________________, _____, to which a copy of these Joint Escrow Instructions is attached as Attachment B (the "Agreement"), in accordance with the following instructions:

              1. In the event the Company and/or any designee or assignee of the Company (referred to collectively for convenience herein as the "Company") and/or any other signatory to the Stock Purchase and Restriction Agreement shall elect to exercise any rights of first refusal, other rights of repurchase and/or other rights set forth in the Agreement, the Company shall give to the Optionee and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal executive office of the Company. The Optionee and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

__________________
____________, ____
Page __

              2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the Certificate evidencing the shares of stock to be transferred, to the Company or other applicable purchaser against the simultaneous delivery to you of the purchase price (by check, evidence of cancellation of indebtedness of Optionee to the Company or a promissory note, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the rights.

              3. Optionee irrevocably authorizes the Company to deposit with you any Certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said stock as defined in the Agreement. Optionee does hereby irrevocably constitute and appoint you as his attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all stock certificates, stock assignments, or other documents necessary or appropriate to make such securities negotiable and complete any transaction contemplated herein or in the Plan or Agreement.

              4. This escrow shall terminate at such time as there are no longer any shares of stock subject to the Rights.

              5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Optionee, then you shall deliver all of same to Optionee and you shall be discharged of all further obligations hereunder.

              6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

              7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Optionee while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

              8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or

__________________
____________, ____
Page __

decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

              9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

              10. You shall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

              11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary or proper to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

              12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be Secretary of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint any officer of the Company as successor Escrow Agent.

              13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, then the necessary parties hereto shall join in furnishing such instruments.

              14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right to possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by a mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

__________________
____________, ____
Page __

              15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other address as a party may designate by ten (10) days' advance written notice to each of the other parties hereto.

              COMPANY:             EXE Technologies, Inc.

                                   -------------------------
                                   -------------------------

              OPTIONEE:
                                   -------------------------
                                   -------------------------
                                   -------------------------

              ESCROW AGENT:
                                   -------------------------
                                   -------------------------
                                   -------------------------

              By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

              This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

                                          Very truly yours,

                                          --------------------

                                          By: EXE TECHNOLOGIES, INC.

                                          Title:
                                                 --------------------------

                                          OPTIONEE:

                                          ---------------------------------


                                          Address:
                                                   ------------------------

                                                   ------------------------

__________________
____________, ____
Page __

                                          Agreed to and accepted as of the
                                          date set forth above.


                                          ESCROW AGENT


                                          By:
                                              -----------------------------
                                                 [Secretary of]

                                                ------------------


                                          Name:
                                                ---------------------------